UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          Schedule 14A
              Proxy Statement Pursuant to Section 14 (a)
               of the Securities Exchange Act of 1934
                     (Amendment NO.      )


Filed by the Registrant                  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-12

    ADVANCE CAPITAL I, INC.
    ----------------------------------------
    (Name of Registrant as Specified in Its Charter)

    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1)
    and 0-11.
      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

      (3)Per unit price or other underlying value ot transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)Proposed maximum aggregate value of transaction:

      (5)Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

      (1)Amount Previously Paid:

      (2)Form, Schedule or Registration Statement No.:

      (3)Filing Party:

      (4)Date Filed:

ADVANCE CAPITAL I, INC.


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on August 4, 2006


      The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the "Company"), will be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 4, 2006, at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2006;


3. To transact such other business as may properly come before the meeting and any adjournments thereof.


      Shareholders of record at the close of business on May 31, 2006, are entitled to notice of and to vote at the meeting.



By Order of the Board of Directors

Kathy J. Harkleroad, Secretary



One Towne Square, Suite 444
Southfield, Michigan 48076
June 30, 2006
------------------------------------------------------------------



YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444
Southfield, Michigan 48076


PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 4, 2006


INTRODUCTION


      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Advance Capital I, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at the Sheraton Detroit Novi, 21111 Haggerty Road, Novi, Michigan 48375, on August 4, 2006 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 30, 2006.


      The cost of soliciting proxies will be borne by the Company.
In addition, certain officers and directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne
Square, Suite 444, Southfield, Michigan 48076 or by calling
(800) 345-4783.


      All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for directors hereinafter listed and for Proposal 2. Abstentions are counted for purposes of determining whether a quorum is present, and will have the effect of a negative vote with respect to the approval of Proposal 2. Shareholders of record at the close of business on May 31, 2006
(the "Record Date"), are entitled to notice of and to vote at the Meeting.


      Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

      Each Company share and each fractional share outstanding at the Record Date is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter.
As of the Record Date 7,851,971.504 Equity Growth Fund Class shares, 21,374,379.571 Balanced Fund Class shares, 41,969,641.218 Retirement Income Fund Class shares and 4,369,158.971 Cornerstone Stock Fund Class shares were outstanding and entitled to vote at the Meeting. All classes will vote together for the election of directors and on Proposal 2, which means there is a total of 75,565,151.264 shares entitled to vote at the Meeting. As of the Record Date no persons were known to own of record or beneficially 5% or more of the outstanding shares of the Company or of any particular class of shares.


PROPOSAL 1:  ELECTION OF DIRECTORS

      The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board are kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers. Each Board member oversees all four portfolios of Advance Capital I, Inc.


      The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All directors were present at all meetings during 2005. The Company has no policy with regard to Board attendance at annual meetings. All directors attended the 2005 Annual Shareholder Meeting.

      At the Meeting, five directors will be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. In accordance with the Maryland General Corporation Law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. This means that the director nominees receiving the highest number of "FOR" votes will be elected as directors. All of the nominees for election as directors have been previously elected by the shareholders and are currently serving as directors.

      All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below. The business address of each director and the nominee is One Towne Square, Suite 444, Southfield, MI 48076. There is no set term of office for directors; however, the Bylaws of the Company provide that no individual may stand for election or re-election as a director, or be appointed to fill a vacancy on the Board, if he or she has attained 70 years of age.

NOMINEES WHO ARE CURRENTLY "NOT-INTERESTED" DIRECTORS:
-----------------------------------------------------------------



                                                                 OTHER
                      YEAR FIRST     PRINCIPAL OCCUPATION(S)      DIRECTORSHIPS
NAME AND AGE          ELECTED        DURING PAST 5 YEARS          HELD*
-----------------     ----------     -----------------------      -------------
Joseph A. Ahern,48    Director 1995; Attorney; President and      None
                      Chairman 2005  Shareholder; Stark,
                                     Reagan, P.C.

Dennis D. Johnson,67  2000           Retired; former Chief        None
                                     Operating Officer,
                                     Belgacom
                                     (Ameritech International);
                                     Management Consultant;
                                     Vice President - Human
                                     Resources, Ameritech
                                     Network Services

Janice E. Loichle,58  2001           Retired; former Vice         None
                                     President, Chief
                                     Integration
                                     Officer and Chief
                                     of Local
                                     Exchange Operations,XO
                                     Communications, Inc.;
                                     President, NEXTLINK
                                     Solutions
                                     (Telecommunications)

Thomas L. Saeli,49    2000           Chief Executive Officer-     Noble
                                     Noble International, LTD.    International
                                     (Since March 2006); Vice     Ltd.
                                     President - Corporate
                                     Development, Lear
                                     Corporation (Automotive
                                     Supplier) (from prior
                                     to 2000 until March 2006)






NOMINEE WHO IS CURRENTLY AN "INTERESTED" DIRECTOR:
---------------------------------------------------------------------

                  		      				      OTHER
                      YEAR FIRST     PRINCIPAL OCCUPATION(S)      DIRECTORSHIPS
NAME AND AGE          ELECTED        DURING PAST 5 YEARS          HELD*
-----------------     ----------     ----------------------       -------------
Robert J. Cappelli,54 2004           President and Treasurer,	None
                                     Advance Capital I, Inc.;
                                     President & Treasurer,
                                     Advance Capital
                                     Group, Inc.


*This column includes only directorships of companies required to register or file reports with the Commission under the Securities
Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


                        4


      The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which said person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the company.

      The Board recommends that you vote FOR all nominees.



OWNERSHIP OF ADVANCE CAPITAL I, INC. SHARES


      The following table provides information regarding shares of equity securities of the Funds beneficially owned, directly or indirectly, by the current directors of the Company and the new nominee as of the Record Date, by dollar range. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended.







	                                                          AGGREGATE DOLLAR
	                                                          RANGE OF EQUITY
	                                                          SECURITIES IN ALL
	                                                          REGISTERED INVESTMENT
	                                                          COMPANIES
	                     DOLLAR RANGE OF EQUITY               OVERSEEN BY DIRECTORS
	                     SECURITIES HELD IN EACH              IN ALL OF THE ADVANCE
NAME	                     ADVANCE CAPITAL I, INC. FUND         CAPITAL I, INC. FUNDS
----                       ----------------------------         ---------------------
"Not Interested" Directors:
---------------------------

Joseph A. Ahern	              Retirement Income $0                  Over $100,000
                              Balanced $50,001 - $100,000
                              Cornerstone Stock Over $100,000
                              Equity Growth $50,001 - $100,000

Dennis D. Johnson             Retirement Income $0                  Over $100,000
                              Balanced $50,001 - $100,000
                              Cornerstone Stock $10,001 - $50,000
                              Equity Growth $50,001 - $100,000

Janice E. Loichle             Retirement Income $0                  Over $100,000
                              Balanced $50,001 - $100,000
                              Cornerstone Stock Over $100,000
                              Equity Growth Over $100,000

Thomas L. Saeli	              Retirement Income $0                  Over $100,000
                              Balanced $10,001 - $50,000
                              Cornerstone Stock Over $100,000
                              Equity Growth Over $100,000








	                                                          AGGREGATE DOLLAR
	                                                          RANGE OF EQUITY
	                                                          SECURITIES IN ALL
	                                                          REGISTERED INVESTMENT
	                                                          COMPANIES
	                     DOLLAR RANGE OF EQUITY               OVERSEEN BY DIRECTORS
	                     SECURITIES HELD IN EACH              IN ALL OF THE ADVANCE
NAME	                     ADVANCE CAPITAL I, INC. FUND         CAPITAL I, INC. FUNDS
----                       ----------------------------         ---------------------
"Interested" Director and Nominee:
----------------------------------
Robert J. Cappelli	      Retirement Income	$0               Over $100,000
                              Balanced Over $100,000
                              Cornerstone Stock Over $100,000
                              Equity Growth Over $100,000




COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The officers of the Company receive no compensation from the Funds for their service as officers. Certain officers and directors of the Company are also officers and directors of Advance Capital Management, Inc. ("Management"), the Company's investment adviser, Advance Capital Services, Inc. ("Services"), the Company's distributor of fund shares and/or Advance Capital Group, Inc. ("Group"), the Company's administrator, transfer agent and dividend disbursing agent. Group and its subsidiaries pay the salaries of the Company's officers.

      Robert J. Cappelli is President of the Company and a director. He receives no compensation from the Company for his service as a director.


      Joseph A. Ahern was appointed to serve as the Independent
Chairman effective July 30, 2005. The Independent Chairman acts as the key liaison with the Chief Executive Officer ("CEO") and the Chief Compliance Officer ("CCO"), assists in setting the Board agenda, chairs the executive sessions and communicates the independent Board of Directors member feedback to the CEO and CCO. During the year ended December 31, 2005, the Board of Directors met eleven times. The independent directors met seven times during the year without the presence of management, "interested" directors or employees of the Company to discuss various matters related to oversight of the Company, the management of the Board affairs and the CEO and CCO's performance. Only the independent directors received compensation from the Company for their service as directors. Directors were also reimbursed for expenses incurred in attending the meetings. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended December 31, 2005.

The following table provides information regarding the compensation of the independent directors for the year ended December 31, 2005.




                         Quarterly     Total Compensation
Name                     Fee           from the Company
------------------       ------        -----------------
Joseph A. Ahern          $ 5,063*      $15,188
Dennis D. Johnson        $ 3,375       $13,500
Janice E. Loichle        $ 3,375       $13,500
Thomas L. Saeli          $ 3,375       $13,500


* Effective July 30, 2005, the Board increased Mr. Ahern's compensation by 50% due to the additional responsibilities as acting Chairman.


COMMITTEES OF THE BOARD

      The Board has designated an Audit Committee comprised of the directors who are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940). Thomas Saeli serves as the Committee's Chairman. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds. The Committee has adopted a formal written charter. A copy of the Audit Committee Charter was attached as an appendix to the Funds' Proxy in 2004. Two Audit Committee meetings were held during the last fiscal year.

      The Company's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit
Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

      The Board has not designated a specific Nominating Committee, but the directors who are "not-interested" persons of the Company
(as that term is defined in the Investment Company Act of 1940), as a group, function in all respects as one. The "not-interested" directors identify, evaluate and nominate candidates for election. The Board has not adopted a charter governing the nominating process. However, in evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

      The Board will consider nominee candidates properly submitted by shareholders, under the criteria summarized above. The deadlines and procedures for shareholder submissions of director nominees are described under "Shareholder Proposals". The Board will evaluate nominee candidates recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

      The Board has not designated a specific Compensation Committee. The Board has determined that such a committee is not necessary since only independent directors receive compensation directly from the Company. See "Compensation of Directors and Executive Officers" for additional information.


PROPOSAL 2:  SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS

      The members of the Audit Committee of the Board, all of whom are "not-interested" persons of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP ("PwC") to serve as independent auditors for the fiscal year ending December 31, 2006, subject to the ratification by the Company's shareholders at the Meeting. PwC has no direct financial interest or material indirect financial interest in the Company. Representatives of PwC are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PwC is expected to be available by phone to respond to any appropriate questions.

      The following summarizes PwC's services for the fiscal year ending December 31, 2006: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); preparation of tax returns; and routine consultation on financial accounting and reporting matters.

      The Board authorized all services performed by PwC for the Company during 2005. In addition, the Board annually reviews the scope of services to be provided by PwC and considers the effect, if any, that performance of any non-audit services might have on audit independence. During 2005, PwC did not furnish any audit or non-audit services to the Company's investment adviser or to any entity controlling, controlled by or under common control with the adviser that provided ongoing services to the Company. PwC has audited the Company's books since 1995.


AUDIT AND TAX FEES
      The following table sets forth, for the two most recent years, the fees paid to PwC by the Company for all audit and non-audit services provided to the Company and the Funds. Audit Fees are for the audit of the Funds' annual financial statements included in the Funds' reports to shareholders and in connection with regulatory filings or engagements. (Audit-Related Fees include services that are reasonably linked to the performance of the audit of the Funds' financial statements and are not included in Audit Fees.) Tax Fees include tax compliance, tax advice and tax planning. Such services include review of excise distribution calculations, preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

All other Fees are for other products and services provided by PwC.

                       2005       2004
                     -------     ------
Audit Fees           $48,000     $42,000
Audit-Related Fees         0           0
Tax Fees               9,700       9,450
All Other Fees             0           0


PRE-APPROVAL POLICY AND PROCEDURES

      The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services performed by the Company's independent auditor, as well as fees associated with such services, in order to assure that the provision of such services does not impair the auditor's independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval.

      The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for time-sensitive services.

REQUIRED VOTE

      The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of PwC. The
Board recommends that the shareholders vote FOR the ratification of the selection of independent registered public accountants.

OTHER BUSINESS

      The management of the Company knows of no other business which may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

OTHER INFORMATION


OFFICERS OF THE COMPANY

      The following table provides information with respect to the current officers of the Company. Each officer is elected by the Board of Directors and serves until his or her successor is chosen or until his or her resignation or removal by the Board. The business address of all officers is One Towne Square, Suite 444, Southfield, MI 48076.





Name, Position(s)	                         Principal Occupation(s)
and Age                  Officer Since     During past 5 Years
-----------------        -------------     -----------------------

Kathy J. Harkleroad, 53  1996              Vice President, Chief
Vice President, Chief                      Compliance Officer and
Compliance Officer                         Secretary, Advance Capital
and Secretary                              Group, Inc.; Marketing
                                           Director, Advance Capital
                                           Services, Inc.

Julie Katynski, 40	 2003              Vice President and Assistant
Vice President and                         Secretary, Advance Capital
Assistant Secretary			   Group, Inc.; Controller,
                                           Advance Capital Group, Inc.

Christopher Kostiz, 38   2003              Vice President, Advance Capital
Vice President                             I, Inc.; President, Advance
                                           Capital Management, Inc.; Sr.
                                           Portfolio Manager, Advance
                                           Capital Management, Inc.




INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

      The Company's investment adviser, Management, is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management is a registered investment adviser with the Securities and Exchange Commission. Management charged investment advisory fees to the Company of $5,514,061 during 2005. Management is a wholly-owned subsidiary of Advance Capital Group, Inc.


      T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.


      The Company's distributor, Advance Capital Services, Inc. ("Services"), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. Services charged distribution fees to the Company of $2,463,193 during 2005. Services is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. ("Group").



      The owners of Group and the directors and officers of Management and Services are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli.
The address for all three companies and their officers is One
Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.

POSITION        GROUP        SERVICES   MANAGEMENT    COMPANY
-----------     ------       --------   -----------   -------------
Owners          Cappelli     GROUP      GROUP         Shareholders
                Rathka
                Shoemaker

Directors       Cappelli     Cappelli   Cappelli      Ahern
                Rathka       Rathka     Rathka        Cappelli
                Shoemaker    Shoemaker  Shoemaker     Johnson
                                                      Loichle
                                                      Saeli

President       Cappelli     Theisen    Kostiz        Cappelli

Vice President  Harkelroad   Cappelli   Cappelli      Harkleroad
                Katynski     Harkleroad Harkleroad    Katynski
                             Katynski   Katynski      Kostiz

Treasurer       Cappelli     Cappelli   Cappelli      Cappelli

Chief           Harkleroad   Harkleroad Harkleroad    Harkleroad
Compliance
Officer

Secretary       Harkleroad   Harkleroad Harkleroad    Harkleroad

Asst. Secretary Katynski     Katynski   Katynski      Katynski


SHAREHOLDER PROPOSALS

      Proposals to be considered for inclusion in the proxy materials for the 2007 annual meeting must be received by February 27, 2007.
If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 13, 2007.

      To communicate with the Board of Directors or an individual director, a shareholder should send a written communication to the Company's principal office at One Towne Square, Suite 444, Southfield, Michigan 48076, addressed to the Board of Directors or an individual director and the Secretary of the Company.
The Secretary of the Company will direct the correspondence to the appropriate parties.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders.
The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address. In order to request a separate copy or change your preference to receive multiple copies in the future, please write to Advance Capital I, Inc. at One Towne Square, Suite 444, Southfield, Michigan 48076 or call Advance Capital I, Inc. at
(800) 345-4783.

FINANCIAL STATEMENTS


      The Statement of Assets and Liabilities and the Schedule of Portfolio of Investments as of December 31, 2005, and the Statement of Operations of the Company for the year ended
December 31, 2005, reported on by PwC, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc.,
Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783. Any copies requested will be mailed no later than the following business day via first-class U.S. mail.


      If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc.
at (800) 345-4783.

By Order of the Board of Directors


Kathy J. Harkleroad, Secretary
June 30, 2006

ADVANCE CAPITAL I, INC.
One Towne Square, Suite 444, Southfield, Michigan 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(For the shareholders of the Equity Growth, Balanced, Retirement
Income and Cornerstone Stock Funds)


   The undersigned hereby appoints Robert J. Cappelli and Kathy
J. Harkleroad as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2006, at the Annual Meeting of Shareholders of the Company to be held on Friday, August 4,2006 or any adjournment thereof, with respect to the matters set forth below and described in the Notice Annual Meeting and Proxy Statement dated June 30, 2006.


   This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be FOR all proposals.

   Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.



                       Dated:                           , 2006
                              --------------------------


                       ---------------------------------------
                       Signature


                       ---------------------------------------
                       Signature (If Joint Account)


                       ---------------------------------------
                       Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of   FOR all nominees listed         WITHHOLD AUTHORITY
   directors.    below (except as marked         to vote for all nominees
                 to the contrary)                listed below
                                         ------                  -------

   (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)


   Joseph A. Ahern,  Robert J. Cappelli,  Dennis D. Johnson,

   Janice E. Loichle,  Thomas L. Saeli

                                              FOR    AGAINST    ABSTAIN
2. Ratify the selection of
   PricewaterhouseCoopers LLP
   as independent registered public
   accountants of the Company.               ----    -------    -------

3. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before this meeting or any adjournment thereof.


                                                     NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting of
   Shareholders please indicate the number
   attending the meeting and/or luncheon.          Meeting      Luncheon
                                              ----          ----